Exhibit 10.47

FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT	WELLS FARGO RETAIL FINANCE, LLC, Agent

April 11, 2006

THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Fourth Amendment”) is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the Fourth Amended and Restated Loan and Security Agreement (as amended and in effect, the “Loan Agreement”) dated October 30, 2004 and effective as of October 31, 2004 among The Children’s Place Retail Stores, Inc. (the “Parent”) and each of the Parent’s Subsidiaries identified on the signature pages thereto (such Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, jointly and severally, as the “Borrowers”), with each of their chief executive offices located at 915 Secaucus Road, Secaucus, New Jersey 07094, on the one hand, and the financial institutions listed on the signature pages thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and Wells Fargo Retail Finance, LLC, as Agent, Wachovia Capital Finance Corporation (New England) formerly known as Congress Financial Corporation (New England), as Documentation Agent, and LaSalle Retail Finance, a Division of LaSalle Business Credit, LLC, as Co-Agent, on the other hand.

Background:

At this time, the Borrowers and the Lenders desire to further amend the Loan Agreement. Accordingly, it is hereby agreed by and between the Borrowers and the Lenders, as follows:

1.                                       Amendment to Article 7 of Loan Agreement:  Section 7.20 of the Loan Agreement is hereby amended by adding the following sentence to the end thereof:

“Further, any unutilized Capital Expenditures in any given fiscal year may be carried forward as an increase to the subsequent year’s Capital Expenditure covenant, without regard to any prior carryover.”

2.                                      Ratification of Loan Documents. No Claims against the  Lenders:

(a)                                  Except as provided herein, all terms and conditions of the Loan Agreement and of each of the other Loan Documents remain in full force and effect. The  Borrowers hereby ratify, confirm, and re-affirm all terms and provisions of the Loan Documents. The Borrowers hereby represent and warrant that (i) except with respect to those representations and warranties which are based upon written disclosure schedules (which have not been updated as of the date of this Fourth Amendment), all representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof.

(b)                                 The Borrowers acknowledge and agree that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrowers under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to the Borrowers with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

(c)                                  The Borrowers hereby acknowledge and agree that the Borrowers have no offsets, defenses, claims, or counterclaims against the Lenders, or their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns with respect to the Obligations, or otherwise, and that if the Borrowers now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lenders, or their respective officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Fourth Amendment, all of them are hereby expressly WAIVED, and the Borrowers hereby RELEASE the Lenders, and their respective officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

3.                                       Miscellaneous:

(a)                                  Terms used in this Fourth Amendment which are defined in the Loan Agreement are used as so defined.

(b)                                 This Fourth Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement.

(c)                                  This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)                                 Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Fourth Amendment.

(e)                                  The Borrowers shall pay on demand all costs and expenses of the Lenders, including, without limitation, attorneys’ fees incurred by the Lenders in connection with the preparation, negotiation, execution, and delivery of this Fourth Amendment.

(f)                                    In connection with the interpretation of this Fourth Amendment and all other documents, instruments, and agreements incidental hereto:

(i)                                     All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of California and are intended to take effect as sealed instruments.

(ii)                                  The captions of this Fourth Amendment are for convenience purposes only, and shall not be used in construing the intent of the Lenders and the Borrowers under this Fourth Amendment.

(iii)                               In the event of any inconsistency between the provisions of this Fourth Amendment and any of the other Loan Documents or other agreements entered into by and between the Lenders and the Borrowers, the provisions of this Fourth Amendment shall govern and control.

(g)                                 The Lenders and the Borrowers have prepared this Fourth Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lenders and the Borrowers and shall not be construed against either party.

[Signatures Follow]

THE CHILDREN’S PLACE RETAIL STORES, INC., a Delaware corporation

By:	/s/ Hiten Patel
Name:	Hiten Patel
Title:	SVP CFO

THE CHILDREN’S PLACE SERVICES COMPANY LLC, a Delaware limited liability company

By:	/s/ Hiten Patel
Name:	Hiten Patel
Title:	SVP CFO

WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Michelle L. Ayou
Name:	Michelle L. Ayou
Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND), a Massachusetts corporation, as Documentation Agent and as a Lender

By:	/s/ Willis A. Williams
Name:	Willis A. Williams
Title:	Vice President

LASALLE RETAIL FINANCE,
a Division of LaSalle Business Credit, LLC, as Agent for Standard Federal Bank National Association
as Co-Agent and as a Lender

By:	/s/ Matthew D. Potter
Name:	Matthew D. Potter
Title:	Assistant Vice President

WEBSTER BUSINESS CREDIT CORP.,

By:	/s/ Walter Stockhecker
Name:	Walter Stockhecker
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,

By:	/s/ Manuel R. Borges
Name:	Manuel R. Borges
Title:	Vice President